NVIT Form N-SAR 12-31-2016
Exhibit For Item No. 77.O - RULE 10f-3
AFFILIATED UNDERWRITER SYNDICATE TRANSACTIONS

Adviser / Sub-Adviser
American Century Investment Management, Inc.

Nationwide Fund
NVIT Multi-Manager International Growth Fund

Issuer
Line Corp.

Underwriter/ Affiliated Participant Underwriter

Morgan Stanley / CIBC World Markets Corp.

Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount

$574,700 / $1,149,400,000

Commission or % of Offering
4.50% or $1.4778

Purchase Date
07/11/2016

Adviser / Sub-Adviser
American Century Investment Management, Inc.

Nationwide Fund
NVIT Multi-Manager International Growth Fund

Issuer
Kyushu Railway Co.

Underwriter/ Affiliated Participant Underwriter

Morgan Stanley / CIBC World Markets Corp.

Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount

312,000,000 JPY/ $3,003,321
416,000,000,000 JPY/ $4,004,727,972

Commission or % of Offering 1.50%  or .3754

Purchase Date
10/17/2016

Adviser / Sub-Adviser BlackRock Investment Management, LLC

Nationwide Fund
NVIT Bond Index Fund

Issuer Teva Pharmaceutical Finance Netherlands (2026)

Underwriter/ Affiliated Participant Underwriter

Barclays Capital Inc. / PNC Capital Markets LLC

Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount

$80,000,000 / $3,500,000,000

Commission or % of Offering
0.450%

Purchase Date
07/18/2016

Adviser / Sub-Adviser
JPMorgan Investment Management Inc.

Nationwide Fund NVIT Multi-Manager Small Cap Value Fund

Issuer
Camping World Holdings Inc-A (13462K10)

Underwriter/ Affiliated Participant Underwriter
Goldman Sachs and Co. New York / JPMorgan Securities LLC

Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$3,678,400 / $249,999,992

Commission or % of Offering
$1.4608

Purchase Date
10/07/2016

Adviser / Sub-Adviser JPMorgan Investment Management Inc.

Nationwide Fund
NVIT Multi-Manager Small Cap Value Fund

Issuer
Acushnet Holdings Corp (00509810)

Underwriter/ Affiliated Participant Underwriter
Morgan Stanley and Co. LLC / JPMorgan Securities LLC

Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount

$28,121,910 / $328,666,661

Commission or % of Offering $0.9775

Purchase Date
10/28/2016

Adviser / Sub-Adviser
JPMorgan Investment Management Inc.

Nationwide Fund
NVIT Multi-Manager Small Cap Value Fund

Issuer Kinsale Capital Group Inc. (49714P10)

Underwriter/ Affiliated Participant Underwriter

William Blair and Company LLC / JPMorgan Securities LLC

Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount

$10,117,250 / $92,400,000

Commission or % of Offering
$1.375

Purchase Date
12/01/2016

Adviser / Sub-Adviser
Wells Capital Management

Nationwide Fund
NVIT Multi-Manager Mid- Cap Growth Fund

Issuer

ELF Beauty Inc. (ELF)

Underwriter/ Affiliated Participant Underwriter

Morgan Stanley / JPMorgan, Piper Jaffray, William Blair,
Cowen and Company, BMO Capital Markets, Wells Fargo Securities,
Stifel, Sun Trust Robinson Humphrey

Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount

$680,000 / $141,666,661

Commission or % of Offering
7.000% or $1.190

Purchase Date 09/22/2016

Adviser / Sub-Adviser Wells Capital Management

Nationwide Fund NVIT Multi-Manager Mid- Cap Growth Fund

Issuer Camping World Holdings Inc-A (CWH)

Underwriter/ Affiliated Participant Underwriter
Goldman Sachs / BofA Merrill Lynch, Baird, KeyBanc Capital Markets,
JPMorgan, Credit Suisse, Stephens Inc., Wells Fargo Securities

Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount

$8,800,000 / $249,999,992

Commission or % of Offering 6.640% or $1.461

Purchase Date 10/07/2016

Adviser / Sub-Adviser

Wells Capital Management

Nationwide Fund NVIT Multi-Manager Mid- Cap Growth Fund

Issuer

Extraction Oil & Gas Inc. (XOG)

Underwriter/ Affiliated Participant Underwriter

Barclays / Credit Suisse, KeyBanc Capital Markets,
Heikkinen Energy Advisors, ABN AMRO, RBC Capital Markets,
Tudor, Pickering,Holt & Co., BOK Financial Securities, Inc.,
SunTrust Robinson Humphrey, Citigroup, Goldman, Sachs & Co.,
Wells Fargo Securities, Stephens Inc., Fifth Third Securities

Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$6,175,000 / $633,333,327

Commission or % of Offering 5.500% or $1.045

Purchase Date 10/12/2016

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